SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                         March 15, 2004 (March 15, 2004)

                           HEMISPHERX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                    0-27072         52-0845822
           (state or other juris-     (Commission     (I.R.S. Employer
          diction of incorporation)    File Number)   (Identification No.)


              1617 JFK Boulevard, Philadelphia, Pennsylvania    19103
               (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (215) 988-0080

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7.           Financial Statements And Exhibits.

            (c) Exhibits. The following exhibits are filed herewith:

                    The following exhibit is filed herewith:

Exhibit No.                                 Exhibit Title

99.1                       Press Release, dated March 15, 2004 issued by us*

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* This information shall not be deemed "filed" for purposes of Section 18 of the
Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.


ITEM 12.          Results of Operations and Financial Condition.


On March 15, 2004, we issued a press release announcing our results for the fiscal year ended December 31, 2003. A copy of the press release is attached as
Exhibit 99.1 to this report.

The information contained in this report and exhibit attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HEMISPHERX BIOPHARMA, INC.


March 15, 2004                              By:  /s/ William A Carter
                                            --------------------------------
                                            William A. Carter, M.D., President